UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 22, 2011

COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)
COLONIAL REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35203
(Address of principal executive offices) (Zip Code)

(205) 250-8700
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 22, 2011, Colonial Realty Limited Partnership (“CRLP”), the operating partnership of Colonial Properties Trust (the “Trust”), entered into a Term Loan Agreement (the "Agreement"), by and among Wells Fargo Bank, National Association, as administrative agent and a lender (the “Agent”), and certain other financial institutions party thereto as lenders (collectively, the “Lenders”). The Agreement provides for a $250.0 million unsecured term loan (the “Term Loan”), of which CRLP borrowed the full amount at closing.

Subject to certain exceptions, the Term Loan bears interest at LIBOR plus a margin ranging from 1.65% to 2.90% based on the credit ratings on CRLP's unsecured debt from time to time. CRLP has initially designated the Term Loan as a LIBOR-based loan. Pursuant to two interest rate swaps that became effective upon execution of the Agreement, the interest rate of the Term Loan through maturity was fixed at an all-in initial rate of 5.00%, based on an initial margin of 2.45%.

The Term Loan matures on August 1, 2018 and may be prepaid, in whole or in part, at any time, subject to a prepayment premium of 2% for amounts prepaid on or prior to July 22, 2013 and 1% for amounts prepaid after July 22, 2013 but prior to July 23, 2014. There is no prepayment premium for amounts prepaid after July 22, 2014.

The Agreement contains various restrictive covenants, including with respect to liens, indebtedness, distributions, mergers and asset sales. The Agreement also limits the percentage of CRLP's total asset value that may be invested in unimproved land, mortgage receivables, unconsolidated joint ventures, residential units for sale and construction. In addition, the Agreement requires that CRLP satisfy certain financial and operational covenants, including:

•	the secured debt to total asset value ratio not exceeding 40% at any time;

•	the fixed charge coverage ratio being not less than 1.50 to 1.00 at any time;

•	the debt to total asset value ratio not exceeding 60% at any time;

•	the unencumbered leverage ratio not exceeding 62.5% at any time;

•
the Trust, CRLP and the subsidiary guarantors owning at least 90% of the total asset value, as adjusted to exclude assets held by unconsolidated affiliates and assets of certain subsidiaries that are precluded from guarantying debt; and

•	a minimum tangible net worth of $1.0 billion.

The Agreement includes certain events of default including, but not limited to, nonpayment of principal, interest, fees or other amounts, failure to perform certain covenants, an event of default under any other indebtedness in the aggregate greater than or equal to $20.0 million, an event of default under CRLP's unsecured revolving credit facility, and bankruptcy or other insolvency events. The occurrence of an event of default, following any applicable cure period, would permit the Lenders to, among other things, declare the principal, accrued interest and other obligations of CRLP under the Agreement to be immediately due and payable.

In connection with the Agreement, the Trust entered into a guaranty agreement in favor of the Agent and the Lenders (the “Guaranty Agreement”), pursuant to which the Trust unconditionally agreed to guarantee all of the obligations of CRLP under the Agreement. The obligations of CRLP under the Agreement also will be unconditionally guaranteed, jointly and severally, by any subsidiary of CRLP to the extent such subsidiary becomes a material subsidiary, as defined in the Agreement.

The proceeds from the Term Loan were used to repay a portion of the outstanding borrowings under CRLP's unsecured credit facility.

A copy of the Agreement and a copy of the Guaranty Agreement are attached as Exhibits 10.1 and 10.2, respectively, to this current report on Form 8-K and are incorporated by reference herein. The foregoing descriptions of the Agreement and the Guaranty Agreement are qualified in their entirety by reference to Exhibits 10.1 and 10.2, respectively.

Item 2.02 Results of Operations and Financial Conditions

On July 28, 2011, the Trust announced its financial results for the second quarter and year to date period ended June 30, 2011. A copy of the Trust's earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Trust's Supplemental Financial Highlights for the second quarter and year to date period ended June 30, 2011 is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in this current report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Trust under the Securities Act of 1933, as amended, unless specified otherwise.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this current report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 7.01 Regulation FD Disclosure

The disclosure contained in Item 2.02 of the current report on Form 8-K is incorporated into this Item 7.01 by reference.

* * *

The information included in this Current Report on Form 8-K under Item 2.02 and Item 7.01 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing made by the Trust or the CRLP under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.     Description

10.1    Term Loan Agreement, dated as of July 22, 2011, by and among Colonial Realty Limited Partnership and Wells Fargo Bank, National Association, as administrative agent and lender, and the other agents and lenders party thereto

10.2    Guaranty, dated as of July 22, 2011, by Colonial Properties Trust in favor of the agent and the lenders party to the Term Loan Agreement, dated as of July 22, 2011

99.1    Colonial Properties Trust Second Quarter 2011 Earnings press release dated July 28, 2011.

99.2    Colonial Properties Trust Supplemental Financial Highlights for the quarter ended June 30, 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

July 28, 2011	By:	/s/ C. Reynolds Thompson, III
C. Reynolds Thompson, III
Chief Financial Officer

COLONIAL REALTY LIMITED PARTNERSHIP

By: Colonial Properties Trust, its general partner

July 28, 2011	By:	/s/ C. Reynolds Thompson, III
C. Reynolds Thompson, III
Chief Financial Officer

EXHIBIT INDEX

Exhibit         Description

10.1    Term Loan Agreement, dated as of July 22, 2011, by and among Colonial Realty Limited Partnership and Wells Fargo Bank, National Association, as administrative agent and lender, and the other agents and lenders party thereto

10.2    Guaranty, dated as of July 22, 2011, by Colonial Properties Trust in favor of the agent and the lenders party to the Term Loan Agreement, dated as of July 22, 2011

99.1    Colonial Properties Trust Second Quarter 2011 Earnings press release dated July 28, 2011.

99.2    Colonial Properties Trust Supplemental Financial Highlights for the quarter ended June 30, 2011.